EXHIBIT 10.2

                            2006 SHARE OPTION PLAN OF
                          PACIFIC ENERGY RESOURCES LTD.

     SECTION 1. PURPOSE. This 2006 Share Option Plan of Pacific Energy Resources Ltd. is intended as an incentive to attract and retain qualified and competent employees, consultants, advisors and directors for the Company and its Subsidiaries, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     SECTION 2. DEFINITIONS. As used herein, the following terms are added to the Share Option Plan and shall have the meaning indicated:

     (a) "Act" shall mean the Securities Exchange Act of 1934, as amended.

     (b) "Business Day" shall mean (i) if the Shares trade on a national exchange, any day that the national exchange on which the Shares trade is open or (ii) if the Shares do not trade on a national exchange, any day that commercial banks in the City of Los Angeles, California are open.

     (c) "Cause" shall have the meaning set forth in an Optionee's employment or consulting agreement with the Company or a Subsidiary, if any, or if not defined therein, shall mean (i) acts or omissions by the Optionee which constitute intentional material misconduct or a knowing violation of a material policy of the Company or a Subsidiary, (ii) the Optionee personally receiving a benefit in money, property or services from the Company or a Subsidiary or from another person dealing with the Company or a Subsidiary in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation or embezzlement by the Optionee or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than driving under the influence) or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company or a Subsidiary.

     (d) "Commission" shall mean the Securities and Exchange Commission.

     (e) "Change in Control" shall mean the occurrence of any of the following:

          (i) Any "Person" or "Group," as such terms are defined in Section 13(d) of the Act and the rules and regulations promulgated thereunder who is or becomes the "Beneficial Owner" (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company, or of any entity resulting from a merger or consolidation involving the Company, representing more than fifty percent (50%) of the combined voting power of the then outstanding securities of the Company or such entity.

          (ii) The individuals who, as of the time immediately following the election of directors at the Company's 2006 Annual Meeting of Stockholders, are members of the Board (the "Existing Directors"), cease, for any reason, to constitute more than fifty percent (50%) of the number of authorized directors of the Company as determined in the manner prescribed in the Company's Articles of Incorporation and Bylaws; provided, however, that if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Existing Directors, such new director shall be considered an Existing Director; provided, further, however, that no individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Act) or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

          (iii) The consummation of (x) a merger, consolidation or reorganization to which the Company is a party, whether or not the Company is the Person surviving or resulting therefrom, or (y) a sale, assignment, lease, conveyance or other disposition of all or substantially all of the assets of the Company, in one transaction or a series of related transactions, to any Person other than the Company, where any such transaction or series of related transactions as is referred to in clause (x) or clause (y) above in the subparagraph (iii) (singly or collectively, a "Transaction") does not otherwise result in a "Change in Control" pursuant to subparagraph (i) of this definition of "Change in Control"; provided, however, that no such Transaction shall constitute a "Change in Control" under this subparagraph (iii) if the Persons who were the stockholders of the Company immediately before the consummation of such Transaction are the Beneficial Owners, immediately following the consummation of such Transaction, of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Person surviving or resulting from any merger, consolidation or reorganization referred to in clause (x) above in this subparagraph (iii) or the Person to whom the assets of the Company are sold, assigned, leased, conveyed or disposed of in any transaction or series of related transactions referred in clause (y) above in this subparagraph (iii), in substantially the same proportions in which such Beneficial Owners held voting stock in the Company immediately before such Transaction.

     (f) "Committee" shall mean the Compensation Committee of the Board of Directors or other committee, if any, appointed by the Board of Directors pursuant to Section 13 hereof, and in the absence any appointment, the Board of Directors shall be the Committee.

     (g) "Common Stock" shall mean the Company's common stock, par value $.0001 per share.

     (h) "Company" shall mean Pacific Energy Resources Ltd., a Delaware corporation.

     (i) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 4 hereof.

     (j) "Director" shall mean a member of the Board of Directors.

     (k) "Eligible Person(s)" shall mean those persons who are (i) under written contract (a "Consulting Contract") with the Company or a Subsidiary to provide consulting or advisory services to the Company or a Subsidiary and whose Options could be registered on Form S-8 (a "Consultant"), (ii) Employees, or (iii) Directors.

     (1) "Employee(s)" shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

     (m) "Fair Market Value" of a share on a particular date shall be the closing price of the Common Stock, which shall be (i) if the Common Stock is quoted on the Toronto Stock Exchange or NASDAQ (other than on the National Market System) or any similar system of automated dissemination of quotations of securities prices in common use, the closing price listed on the Toronto Stock Exchange or NASDAQ (or similar system) the day prior to the date of option grants or (ii) if clause (i) is not applicable, the value determined by any fair and reasonable means prescribed by the Board of Directors.

     (n) "Incentive Stock Option" shall mean an option that is an incentive stock option as defined in Section 422 of the Internal Revenue Code.

     (o) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as it now exists or may be amended from time to time.

     (p) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

     (q) "Option" (when capitalized) shall mean any option granted under this Plan.

     (r) "Optionee" shall mean a person to whom an Option is granted under this Plan or any successor to the rights of such person.

     (s) "Outside Director" shall mean a Director who qualifies as an "outside director" under the regulations promulgated under Section 162(m) of the Internal Revenue Code and as a "non-employee director" under Rule 16b-3 promulgated under the Act, effective August 15, 1996.

     (t) "Plan" shall mean this 2006 Share Option Plan of Pacific Energy Resources Ltd.

     (u) "Regulatory Approval" means the approval of the TSX and any other securities regulatory authority that may have lawful jurisdiction over this Plan and any Options granted under this Plan.

     (v) "Securities Act" means the SECURITIES ACT, R.S.B.C. 1996, c.418, as amended from time to

     (w) "Share(s)" shall mean a share or shares of the Common Stock.

     (x) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     (y) "TSX" shall mean the Toronto Stock Exchange and any successor thereto.

     SECTION 3. SHARES AND OPTIONS.

          (a) The Company may grant to Eligible Persons from time to time Options to purchase an aggregate of up to but not exceeding ten percent (10%) of the number of issued Shares of the Company at the time of the Grant of the Options. Options to purchase Shares of the Company to be granted hereunder shall include all outstanding Options granted under the 2005 Share Option Plan. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted hereunder shall be either an Incentive Stock Option or a Nonqualified Stock Option as determined by the Committee at the Date of Grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to persons who are Employees.

          (b) The aggregate Fair Market Value (determined at the Date of Grant of the Option) of the Shares with respect to which any Incentive Stock Option is exercisable for the first time by an Optionee during any calendar year under the Plan and all such plans of the Company and any parent and subsidiary of the Company (as defined in Section 424 of the Code) shall not exceed $100,000. Each Option will be designated in the option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, if the Shares subject to an Optionee's Incentive Stock Options (granted under all plans of the Company or any parent or Subsidiary) which become exercisable for the first time during any calendar year have a fair market value in excess of $100,000, the Options accounting for this excess will be treated as Nonqualified Stock Options. For purposes of this Section 3(b), Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

     SECTION 4. CONDITIONS FOR GRANT OF OPTIONS.

          (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected from Eligible Persons. The Committee shall determine which Eligible Persons, other than Board of Director members, shall be granted Options from time to time. The Disinterested Committee (as defined in Section
13) shall determine which members of the Board of Directors and which individuals covered by Section 162(m) of the Internal Revenue Code or Section 16(b) of the Act shall be Eligible Persons and granted Options from time to time. References to the Committee throughout the remainder of this Section 4 shall mean the Committee or the Disinterested Committee, as appropriate. Notwithstanding any provision to the contrary, an Option shall be void if the Optionee is not an Eligible Person.

          (b) In granting Options, the Committee shall take into consideration the contribution the person has made or may make to the success of the Company or its Subsidiaries and such other factors as the Board shall determine. The Committee shall also determine the number of shares subject to each of the Options and shall authorize and cause the Company to grant Options in accordance with those determinations. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, relating an Option to achievement of specific goals established by the Committee or the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

          (c) The Committee in its sole discretion may delegate to the President of the Company any or all of its powers under this Plan with regard to the granting and administration of Options to Eligible Persons, provided that the Disinterested Committee may not delegate its duties with respect to granting Options to, or otherwise with respect to Options granted to, Eligible Persons who are subject to Section 16(b) of the Act or Section 162(m) of the Code.

     SECTION 5. EXERCISE PRICE. The Exercise Price per Share shall be determined by the Committee at the time of grant. Notwithstanding anything contained herein and in the Share Option Plan to the contrary but subject to Section 11 below, the Exercise Price of any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant.

     SECTION 6. EXERCISE OF OPTIONS.

          (a) At the discretion of the Committee, each Option shall specify a vesting schedule that governs when the Option becomes exercisable; provided, however, that if the Optionee is an Eligible Person on the date that a Change in Control occurs, unless such vesting would subject the Optionee to the excise tax under Section 4999 of the Code, all Options shall become fully vested and immediately exercisable on the day before the date of such Change in Control, and if the Optionee ceases to be an Eligible Person by reason of his death or disability, any Options held by the Optionee shall become fully vested and immediately exercisable on the date such Optionee ceases to be an Eligible Person. In no event shall an Option be exercisable after the expiration of ten
(10) years from the Date of Grant.

          (b) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee determines to be necessary for the Company or a Subsidiary to withhold in accordance with applicable federal or state income tax withholding requirements.

          (c) The Committee will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of:

               (i) cash;

               (ii) certified or cashier's check payable to the order of the Company;

               (iii) a promissory note made by the Optionee in favor of the Company;

               (iv) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which an Option will be exercised; or

               (v) any other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

     SECTION 7. TERMINATION OF OPTION PERIOD.

          (a) Unless otherwise provided in any Option or as determined by the Committee upon the occurrence of the stated event, the unvested portion of an Option shall automatically and without notice terminate, and the then exercisable but unexercised portion of an Option shall automatically and without notice terminate and become null and void, after the earliest to occur of the following: (i) two years following the death of the Optionee, (ii) two years following the total and permanent "disability" (as defined in Section 22(e)(3) of the Code) of the Optionee, (iii) with respect to an Option held by a person who is an Employee but who is not also a Consultant or a Director, one year following the date on which the Optionee ceases to be an Eligible Person for any reason other than death, total and permanent "disability" (as defined in Section 22(e)(3) of the Code), or termination for Cause, (iv) with respect to an Option held by a person who is a Director but who is not also a Employee or Consultant (regardless of whether or not such person was an Employee or Consultant at the time of the grant), one year following the date on which the Optionee ceases to be a Director for any reason other than death, disability (as defined in Section 22(e)(3) of the Code), or Cause, (v) with respect to an Option held by a person who is both a Director and an Employee (regardless of whether or not such person was a Director or an Employee at the time of grant), one year following the date on which the Optionee is neither a Director nor an Employee for any reason other than death, disability (as defined in Section 22(e)(3) of the Code), or Cause or
(vi) immediately upon the termination of an Optionee as an Eligible Person for Cause. In no event, however, shall the one-year or two-year periods described in this Section 7(a) extend beyond the exercise period stated on the Option.

          (b) In the event of the death of the Optionee, Options held by such Optionee may be exercised by the Optionee's legal representative(s), but only to the extent that such Options would otherwise have been exercisable by the Optionee.

          (c) For purposes of the Plan, the transfer of an Employee's employment between the Company and any Subsidiary or between Subsidiaries shall not be deemed to be a termination of the Employee's employment.

     SECTION 8. ADJUSTMENT OF SHARES.

          (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

               (i) appropriate adjustment shall be made in the maximum number of Shares then subject to being optioned under the Plan, so that the same proportion of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

               (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to outstanding Options, so that the same proportion of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

          (b) Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Committee, subject to Regulatory Approval, may do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least thirty (30) days after the date notice of such shortening is given to the Optionees), (ii) arrange to have the surviving or successor entity or any parent entity thereof assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of Shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such transaction or (iii) cancel Options upon payment to the Optionees in cash, with respect to each Option to the extent then exercisable, of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the Option. The Committee may also provide for one or more of the foregoing alternatives in any particular option agreement.

          (c) Except as otherwise expressly provided herein and subject to Regulatory Approval, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of Shares reserved for issuance under the Plan or the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

          (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     SECTION 9. TRANSFERABILITY OF OPTIONS. Each Incentive Stock Option shall provide that such Incentive Stock Option shall not be transferable by the Optionee otherwise than by will or the laws of descent and distribution and that so long as an Optionee lives, only such Optionee or his guardian or legal representative shall have the right to exercise such Incentive Stock Option. The Committee, in its sole discretion, may provide in the agreement governing any Nonqualified Stock Option that such Nonqualified Stock Option shall be transferable to the Optionee's spouse or children, to a trust solely for the benefit of the transferor, his spouse, or children, or pursuant to the terms of a qualified domestic relation order (as defined in Section 414(p)(1)(A) of the Code).

     SECTION 10. ISSUANCE OF SHARES. No person shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the Shares subject to an Option unless and until certificates representing such Shares shall have been issued and delivered to such person. As a condition of any transfer of the certificate for Shares, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to assure compliance with any provision of the Plan, the agreement evidencing the Option or any law or regulation including, but not limited to, the following:

          (a) A representation, warranty or agreement by the Optionee to the Company at the time any Option is exercised that he or she is acquiring the Shares to be issued to him or her for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) A representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities laws deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

     SECTION 11. OPTIONS FOR 10% SHAREHOLDER. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly (or indirectly through attribution under Section 424(d) of the Code) at the Date of Grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary [as defined in Section 424 of the Internal Revenue Code] at the Date of Grant) unless the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the Date of Grant, and the period during which the Incentive Stock Option may be exercised does not exceed five (5) years from the Date of Grant.

     SECTION 12. NONQUALIFIED STOCK OPTIONS. Nonqualified Stock Options may be granted hereunder and shall be subject to all terms and provisions hereof except that each such Nonqualified Stock Option (i) must be clearly designated as a Nonqualified Stock Option; (ii) may be granted for Shares in excess of the limits contained in Section 3(b) of this Plan; and (iii) shall not be subject to
Section 11 of this Plan. If both Incentive Stock Options and Nonqualified Stock Options are granted to an Optionee, the right to exercise, to the full extent thereof, Options of either type shall not be contingent in whole or in part upon the exercise of, or failure to exercise, Options of the other type.

     SECTION 13. ADMINISTRATION OF THE PLAN.

          (a) The Plan shall be administered by the Compensation Committee of the Board of Directors or other committee thereof as appointed by the Board of Directors (the "Committee"). The "Disinterested Committee" shall be appointed by the Board of Directors and shall be composed of Outside Directors. The Disinterested Committee shall administer the Plan with respect to all Eligible

Persons who are "covered employees" under Code Section 162(m) or are subject to Rule 16b-3, and all members of the Board of Directors who participate in the Plan, if any. The number of persons that shall constitute the Committee and the Disinterested Committee shall be determined from time to time by a majority of all the members of the Board of Directors and, unless that majority of the Board of Directors determines otherwise or Rule 16b-3 is amended to require otherwise, shall be no less than two persons. To the extent that Rule 16b-3 promulgated under the Act requires a system of administration that is different from this
Section 13, this Section 13 shall automatically be deemed amended to the extent necessary to cause it to be in compliance with Rule 16b-3.

          (b) Subject to Regulatory Approval, the Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations and the interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive.

          (c) Subject to Regulatory Approval and subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to this Plan or any Option; (ii) to construe the terms of this Plan or any Option; (iii) as provided in Section 8(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to this Plan and Option; and (iv) to make all other determinations and perform all other acts necessary or advisable for administering this Plan, including the delegation of such ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Code Section 162(m), the Disinterested Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Disinterested Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Disinterested Committee on the matters referred to in this Section 13(c) shall be final and conclusive.

          (d) Notwithstanding any provision to the contrary herein, (i) the number of securities issuable to insiders, at any time, under all security based compensation arrangements, cannot exceed 10% of issued and outstanding securities; and (ii) the number of securities issued to insiders, within any one year period, under all security based compensation arrangements, cannot exceed 10% of issued and outstanding securities.

          (e) The Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan.

     SECTION 14. GOVERNMENT REGULATIONS. This Plan, Options and the obligations of the Company to sell and deliver Shares under any Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required, including but not limited to the Regulatory Approval.

     SECTION 15. MISCELLANEOUS.

          (a) The proceeds received by the Company from the sale of Shares pursuant to an Option shall be used for general corporate purposes.

          (b) The grant of an Option shall be in addition to any other compensation paid to the Optionee or other stock option plans of the Company or other benefits with respect to the Optionee's position with or relationship to the Company or its Subsidiaries. The grant of an Option shall not confer upon the Optionee the right to continue as an Employee, Consultant, or Director, or interfere in any way with the rights of the Company to terminate his status as an Employee, Consultant, or Director.

          (c) Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to this Plan or any Option, and members of the Board of Directors and the Committee shall, in addition to all other rights of indemnification and reimbursement, be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, liability or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, liability or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

          (d) Any issuance or transfer of Shares to an Optionee, or to his legal representative, heir, legatee, or distributee in accordance with the provisions of this Plan or the applicable Option, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee or distributee as a condition precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

          (e) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

          (f) All expenses incident to the administration, termination, or protection of this Plan or any Option, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under this Plan or any Option.

          (g) Records of the Company shall be conclusive for all purposes under this Plan or any Option, unless determined by the Committee or the Board to be incorrect.

          (h) The Company shall, upon request or as may be specifically required under this Plan or any Option, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under this Plan or any Option.

          (i) The Company assumes no liability to any Optionee or his legal representatives, heirs, legatees or distributees for any act of, or failure to act on the part of, the Company, the Committee or the Board.

          (j) Any action required of the Company or the Committee relating to this Plan or any Option shall be by resolution of the Company or Committee, respectively, or by a person authorized to act by resolution of the Company or Committee, respectively.

          (k) If any provision of this Plan or any Option is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan or any Option, but such provision shall be fully severable, and the Plan or Option, as applicable, shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan or Option, as applicable.

          (1) Whenever any notice is required or permitted under this Plan, such notice must be in writing and personally delivered, telecopied (if confirmed), sent by mail or delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under an Option shall be deemed to be delivered on the date on which it is personally delivered, or, if telecopied, upon confirmation of receipt, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address that such person has previously specified by written notice delivered in accordance with this Section 15(1) or, if by courier, seventy-two (72) hours after it is sent, addressed as described in this Section 15(1). The Company or the Optionee may change, at any time and from time to time, by written notice to the other, the address that it or he had previously specified for receiving notices. Until changed in accordance with this Plan, the Company and the Optionee shall specify as its and his address for receiving notices the address set forth in the Option pertaining to the Shares to which such notice relates.

          (m) Any person entitled to notice under this Plan may waive such notice.

          (n) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of this Plan's provisions.

          (o) All questions arising with respect to the provisions of this Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Shares under this Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

          (p) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

          (q) The Company shall be entitled to recover from an Optionee reasonable attorneys' fees incurred in connection with the enforcement of the terms and provisions of the Plan and any agreement governing any Option, whether by an action to enforce specific performance, or an action for damages for its breach or otherwise.

     SECTION 16. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that no such amendment may alter any provision of the Plan or any Option without compliance with any applicable shareholder approval requirements promulgated under the Internal Revenue Code, if applicable, or by any stock exchange or market on which the Common Stock of the Company is listed for trading, including the Toronto Stock Exchange, and provided, further, that, except to the extent provided in Section 7, no amendment or suspension of the Plan or any Option issued hereunder shall, except as specifically permitted in any Option, substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

     SECTION 17. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is the date set forth below, on which date the Board of the Company adopted this Plan; provided, however, that the Plan is approved by the Company's shareholders within twelve (12) months before or after the Plan is adopted. The Plan shall terminate on the tenth anniversary of the effective date.

ADOPTED BY THE BOARD: _______           APPROVED BY THE COMPENSATION
EFFECTIVE DATE: ____________            COMMITTEE
                                        EFFECTIVE DATE: _____________________

PACIFIC ENERGY RESOURCES LTD.
                                        APPROVED BY THE SHAREHOLDERS
                                        EFFECTIVE DATE: _____________


By: ______________________________
     Darren Katic, President

                          PACIFIC ENERGY RESOURCES LTD.

                             2006 SHARE OPTION PLAN

                             STOCK OPTION AGREEMENT

     Unless otherwise defined herein, the terms defined in the 2006 Share Option Plan of Pacific Energy Resources Ltd. shall have the same defined meanings in this Stock Option Agreement ("Option Agreement").

I.   NOTICE OF GRANT

     NAME:     _________________________________

     ADDRESS:  _________________________________

     The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                  ___________________________________________

     Date of Grant                 ___________________________________________

     Exercise Price per Share      ___________________________________________

     Total Number of Shares        ___________________________________________

     Total Exercise Price          ___________________________________________

     Type of Option:               ____ Incentive Stock Option

                                   ____ Nonqualified Stock Option

     Term/Expiration Date:         ___________________________________________

     Vesting Schedule:
     -----------------

     Subject to the teens and conditions of the Plan, this Option shall vest and become exercisable according to the following schedule:

     ---------------------------------------------

     Termination Period:
     -------------------

Any unexercised portion of this Option shall automatically and without notice terminate and become null and void, after the earliest to occur of the following:

          (a) six (6) months following the death or disability of the Optionee;

          (b) thirty (30) days following the date on which the Optionee ceases to be an Eligible Person for any reason other than death, disability, or termination for Cause; or

          (c) immediately upon the termination of an Optionee as an Eligible Person for Cause.

     In no event, however, shall the periods described above extend beyond the Term/Expiration Date provided above or beyond the expiration of five (5) years from the Date of Grant.

II.  AGREEMENT

     1. Grant of Option. The Committee (or the Disinterested Committee, if applicable) hereby grants to the Optionee named in the Notice of Grant (the "Optionee"), an option (this "Option") to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), and subject to the terms and conditions of the Plan, which is incorporated herein by reference, and this Option Agreement. Subject to Section 8 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

     If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in
Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonqualified Stock Option ("NSO").

     2. Exercise of Option.

          (a) Right to Exercise. This Option shall vest and become exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

          (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise this Option, the number of Shares with respect to which this Option is being exercised ("Exercised Shares"), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised when (i) the Company has received a fully executed Exercise Notice, (ii) full payment of the aggregate Exercise Price for the Exercised Shares has been made, and (iii) arrangements that are satisfactory to the Committee (or the Disinterested Committee, if applicable) in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Committee (or the Disinterested Committee, if applicable) determines to be necessary for the Company or a Subsidiary to withhold in accordance with applicable federal or state income tax withholding requirements.

          No Shares shall be issued pursuant to the exercise of an Option unless the issuance and the exercise complies with all applicable laws, rules and regulations as determined by the Committee (or the Disinterested Committee, if applicable) in its sole discretion. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to the Shares.

     3. Optionee's Representations. If the issuance of the Shares is not registered under the Securities Act of 1933 ("Securities Act") at the time this Option is exercised, then the Optionee shall, if requested by the Company, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

     4. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          (a) cash;

          (b) certified or cashier's check payable to the order of the Company;

          (c) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which this Option will be exercised; or

          (d) any other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws and authorized by the Committee (or the Disinterested Committee, if applicable).

     5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of the Shares upon exercise or the method of payment of consideration for the Shares would constitute a violation of any applicable law.

     6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee or his guardian or legal representative. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     7. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     8. Tax Obligations.

          (a) Withholding Taxes. The Optionee agrees to make appropriate arrangements with the Company (or the Subsidiary employing or retaining Optionee) for the satisfaction of all federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. The Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

          (b) Notice of Disqualifying Disposition of ISO Shares. If this Option is an ISO, and if the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, the Optionee shall immediately notify the Company in writing of the disposition. The Optionee agrees that the Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     9. Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and the Optionee.

     10. Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its security holders under this Stock Option Agreement. All other questions and obligations under this Option Agreement shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. In any action, dispute, litigation or other proceeding concerning this Option Agreement (including arbitration), exclusive jurisdiction shall be with the courts of California, with the County of Los Angeles being the sole venue for the bringing of the action or proceeding.

     11. No Guarantee of Continued Service. THE OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN ELIGIBLE PERSON AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). THE OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN ELIGIBLE PERSON FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE THE OPTIONEE'S RELATIONSHIP AS AN ELIGIBLE PERSON AT ANY TIME, WITH OR WITHOUT CAUSE.

     The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of this Option. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee (or the Disinterested Committee, if applicable) upon any questions arising under the Plan or this Option. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

     IN WITNESS WHEREOF, the Company has caused this Option Agreement to be duly executed by its officer thereunto duly authorized, and the Optionee has hereunto ,set his or her hand, on the respective dates set forth below, to memorialize the grant of the Option that occurred as of the Date of Grant set forth in the above Notice of Grant.

OPTIONEE                                   PACIFIC ENERGY RESOURCES LTD.

                                           By:
---------------------------------------        ---------------------------------
Signature

                                           Title:
---------------------------------------           ------------------------------
Print Name

                                           Date:
---------------------------------------          -------------------------------


---------------------------------------
Residence Address


---------------------------------------
Social Security Number/Taxpayer ID


Date:
      ---------------------------------